UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 13, 2025
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NURIX THERAPEUTICS, INC.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-39398	27-0838048
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1700 Owens Street, Suite 205 San Francisco, California		94158
(Address of Principal Executive Offices)		(Zip Code)
(415) 660-5320
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
___________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	NRIX	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On January 13, 2025, Nurix Therapeutics, Inc. (the “Company”) will present an investor presentation at the 43rd Annual J.P. Morgan Healthcare Conference (the “JPM Conference”), which reports the preliminary, unaudited amount of the Company’s cash, cash equivalents and marketable securities position as of November 30, 2024, as $609.6 million, and reports that, based on its current operating plan, the Company expects that it will be able to fund its operating activities into the first half of 2027. This estimated, unaudited cash, cash equivalents and marketable securities amount has been prepared by management and is based upon information available to management as of the date of this Current Report on Form 8-K. This amount is subject to the completion of financial closing procedures that could result in changes to the amount. Furthermore, this amount does not present all information necessary for a complete understanding of the Company’s financial condition as of or for the fiscal year ended November 30, 2024. The Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP, has not audited, reviewed, compiled or performed any procedures with respect to this preliminary financial data and, accordingly, does not express an opinion or any other form of assurance with respect thereto. The Company’s audited results as of and for the year ended November 30, 2024, will be included in the Company’s Annual Report on Form 10-K for the year ended November 30, 2024.
The information furnished with this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 7.01    Regulation FD Disclosure.
In addition to the Company’s presentation at the JPM Conference, on January 13, 2025, the Company issued a press release regarding its performance in 2024 and its major goals for 2025. A copy of the Company’s press release and its presentation materials for the JPM Conference are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.
In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. In addition, the information set forth under this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits.
(d)Exhibits
The following exhibits are filed herewith and this list is intended to constitute the exhibit index:

Exhibit No.	Exhibit Title or Description

99.1	Nurix Therapeutics, Inc. press release dated January 13, 2025.

99.2	Nurix Therapeutics, Inc. investor presentation dated January 13, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NURIX THERAPEUTICS, INC.

Date: January 13, 2025	By:	/s/ Christine Ring
Christine Ring, Ph.D., J.D.
Chief Legal Officer
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